UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2020

ORIGINCLEAR, INC.

(Name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification Number)

13575 58th Street North, Suite 200 Clearwater, FL	33760
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 939-6645

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On December 2, 2020, OriginClear Inc. issued a press release reporting financial results for the quarter ended September 30, 2020. The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any of them be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities.

Conversion of Preferred Shares

As previously reported, on August 19, 2019, the Company filed a certificate of designation (the “Series L COD”) of Series L Preferred Stock (the “Series L”).  Pursuant to the Series L COD, the Company designated 100,000 shares of preferred stock as Series L. The Series L has a stated value of $1,000 per share, and is convertible into shares of the Company’s common stock, on the terms and conditions set forth in the Series L COD.

On November 27, 2020, holders of Series L Preferred Stock converted an aggregate of 105 Series L shares into an aggregate of 4,430,721 shares, including make-good shares, of the Company’s common stock.

As previously reported, on May 1, 2020, the Company filed a certificate of designation (the “Series P COD”) of Series P Preferred Stock (the “Series P”).  Pursuant to the Series P COD, the Company designated 500 shares of preferred stock as Series P. The Series P has a stated value of $1,000 per share, and is convertible into shares of the Company’s common stock, on the terms and conditions set forth in the Series P COD.

Between November 24, 2020 and November 27, 2020, holders of Series P Preferred Stock converted an aggregate of 68.5 Series P shares into an aggregate of 5,441,670 shares, including make-good shares, of the Company’s common stock.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act for transactions not involving a public offering.

Consultant Issuances

On November 30, 2020, the Company issued to consultants and one employee an aggregate of 140,479 shares of the Company’s common stock for services.

The securities referenced above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The exhibit listed in the following Exhibit Index is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated December 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINCLEAR, INC.

December 3, 2020	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry Title: Chief Executive Officer

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